SUPPLEMENT DATED JULY 1, 2014

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 26, 2013, AS AMENDED ON JANUARY 31, 2014

Arden Alternative Strategies II

Series of Arden Investment Series Trust

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus and Statement of Additional Information. Please retain this Supplement for future reference.

The following paragraphs are added to the Fund’s Prospectus and Statement of Additional Information.

Effective July 1, 2014, the Board has approved the retention of River Canyon Fund Management LLC (“River Canyon”) as a sub-adviser to manage a portion of the Fund’s assets using Event Driven – Credit strategies. River Canyon is located at 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA 90067.

Effective July 1, 2014, the Board has approved the retention of J.P. Morgan Investment Management Inc. (“JPM”) as a sub-adviser to manage a portion of the Fund’s assets using Equity Hedge (Long/Short) strategies. JPM is located at 270 Park Avenue, New York, NY 10017.